TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
TRADE AND OTHER PAYABLES
TRADE AND OTHER PAYABLES
These amounts represent liabilities for goods and services provided to the Group prior to the end of the financial year, which are unpaid. Trade and other payables are presented as current liabilities unless payment is not due within 12 months after the reporting period. Trade and other payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method. Trade payables are non-interest bearing and are normally settled between 30 to 60 days.
The Group participates in various programmes and arrangements with customers designed to increase the sale of our products. The costs of these programmes are recorded as deductions from revenue. Among the programmes are arrangements under which allowances can be earned by customers for attaining agreed-upon sales levels or for participating in specific marketing programmes. When these allowances are paid in arrears, the Group accrues the estimated amount to be paid based upon historical customer experience, the programme’s contractual terms, expected customer performance and/or estimated sales volume. The costs of these off-invoice arrangements totalled €2.9 billion, €2.5 billion and €1.8 billion for 2017, 2016 and 2015, respectively. The increase in 2017 versus 2016 and 2015 is due to the inclusion of Germany and Iberia.
The following table summarises trade and other payables as at the dates presented:

	31 December 2017	31 December 2016
	€ million	€ million
Trade accounts payable	1,057	904
Accrued customer marketing costs	648	652
Accrued deposits	266	271
Accrued compensation and benefits	249	260
Accrued taxes	167	178
Other accrued expenses	146	153
Total trade and other payables	2,533	2,418